UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016 (May 12, 2016)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2016, Gogo LLC (“Gogo”), a wholly owned subsidiary of Gogo Inc. (the “Company”), and ThinKom Solutions, Inc. (“ThinKom”) entered into an amended and restated product development and manufacturing agreement (the “Agreement”). Pursuant to the Agreement, ThinKom will develop, manufacture, complete successful testing of, and deliver to Gogo antenna and other related airborne equipment for use with Gogo’s 2Ku in-flight connectivity systems on an exclusive basis (such exclusivity subject to certain minimum orders placed by Gogo). The Agreement sets out the per unit costs for equipment and related services to be provided by ThinKom, along with certain non-recurring engineering fees, as well as product specifications. The specific delivery schedules and number of units to be purchased by Gogo will be set forth under individual purchase orders to be entered into between the parties. The Agreement is effective until December 31, 2025, and thereafter will renew automatically from year to year, unless earlier terminated in accordance with the Agreement.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2016.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statement contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of the Company only as of the date of this report and the Company undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. For a discussion of some of the important factors that could cause the Company’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this report, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2016, Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2016 and other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias Executive Vice President and General Counsel

Date: May 16, 2016